Asset Reinstatement Obligations	12 Months Ended
Dec. 31, 2018
Asset reinstatement obligations [abstract]
Asset reinstatement obligations

17	Asset reinstatement obligations

	31/12/2016	31/12/2017	31/12/2018
	US$’000	US$’000	US$’000
At 1 January	532	206	262
Additions	6	202	—
Unwinding of discount	12	5	4
Reversal of provision of reinstatement	(220)	(103)	(34)
Utilized	(131)	(55)	(18)
Translation difference	7	7	(4)
At 31 December	206	262	210

Current	188	96	43
Non-current	18	166	167
	206	262	210

Asset reinstatement obligations are made for the reinstatement of the lease premises to its original condition. The reinstatement costs are provided at the present value of expected costs to settle the obligation and are recognized as part of the leasehold improvement costs at a discount rate of 5% for all years. The unwinding of discount is expensed as incurred and recognized in profit or loss as a finance cost.